UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to Section 240.14a-12

Dresser-Rand Group Inc.

(Name of Registrant as Specified in Its Charter)

Siemens Aktiengesellschaft

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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A copy of a presentation made by Siemens Aktiengesellschaft is attached hereto.

Executing Vision 2020 – Acquisition of Dresser-Rand Divestment of B/S/H/

Joe Kaeser – CEO, Ralf P. Thomas – CFO, Lisa Davis – Member of the Managing Board

© Siemens AG 2014 All rights reserved.

Page 1 2014-09-22

Safe Harbour Statement

This document contains statements related to our future business and financial performance and future events or developments involving Siemens that may constitute forward-looking statements. These statements may be identified by words such as “expect,” “look forward to,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “project” or words of similar meaning. We may also make forward-looking statements in other reports, in presentations, in material delivered to shareholders and in press releases. In addition, our representatives may from time to time make oral forward-looking statements. Such statements are based on the current expectations and certain assumptions of Siemens’ management, and are, therefore, subject to certain risks and uncertainties. A variety of factors, many of which are beyond Siemens’ control, affect Siemens’ operations, performance, business strategy and results and could cause the actual results, performance or achievements of Siemens to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements or anticipated on the basis of historical trends. These factors include in particular, but are not limited to, the matters described in Item 3: Key information—Risk factors of our most recent annual report on Form 20-F filed with the SEC, in the chapter Risks of our most recent annual report prepared in accordance with the German Commercial Code, and in the chapter Risks and opportunities of our most recent interim report.

Further information about risks and uncertainties affecting Siemens is included throughout our most recent annual and interim reports, as well as our most recent earnings release, which are available on the Siemens website, www.siemens.com, and throughout our most recent annual report on Form 20-F and in our other filings with the SEC, which are available on the Siemens website, www.siemens.com, and on the SEC’s website, www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements of Siemens may vary materially from those described in the relevant forward-looking statement as being expected, anticipated, intended, planned, believed, sought, estimated or projected. Siemens neither intends, nor assumes any obligation, to update or revise these forward-looking statements in light of developments which differ from those anticipated.

All underlying margins are calculated by adjusting margins for the effects reported for the respective businesses in the relevant period. These effects are provided to assist in the analysis of the businesses’ results year-over-year and may vary from period to period. Underlying margins are not necessarily indicative of future performance. Other companies may calculate similar measures differently.

Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

© Siemens AG 2014 All rights reserved.

Page 2 2014-09-22

Executing Siemens Vision 2020 by strengthening the core

Rolls-Royce aero-derivative gas turbines & compressors

Dresser Rand Siemens

US $ 83 per share, total consideration of $ 7.6bn

(~€ 5.8bn)

~€ 150m annual synergies by FY2019

EPS accretive from year one

Note: 1€ = 1.30 $

© Siemens AG 2014 All rights reserved.

Page 3 2014-09-22

Healthcare IT & Microbiology

Metals

B/S/H/

Divestment of Siemens’ 50% share to co-shareholder Bosch

Equity value € 3.25bn

(for 50% share) – delivered via € 3.0bn cash purchase price and € 250m dividend & special dividend

Long-term agreement with B/S/H/ for use of the Siemens product brand

Dresser-Rand fully matches the strategic focus criteria set out in Siemens Vision 2020

SIEMENS

Vision 2020	Rationale for acquiring Dresser-Rand	
Area of growth?	• Combination of businesses allows **growth of 6-8% p.a.** in Siemens Oil & Gas market • Complementary markets by **regions (US/Europe)** & **applications (up-/down-stream)**	✓
Potential profit pool?	• Profitable service revenue streams via **large installed base** from day one (~50% of revenue, higher share of profit) • Solid **double digit profit margins**	✓
Why Siemens?	• **Portfolio additions** in rotating equipment (e.g. reciprocating compressors & engines) • **Technological differentiation**	✓
Synergetic value?	• **Significant synergy potential** (go-to-market pull, operations, …) • Entry into **high-speed engine technology**	✓
Paradigm shift	• Significant improvement of **Siemens position in Oil & Gas** • **Trend towards LNG** driven by shale gas • **Strong US presence**, HQ in Oil & Gas capital (Houston)	✓

© Siemens AG 2014 All rights reserved.

Page 4 2014-09-22

B/S/H/ has no synergies with Siemens – a key criteria for Siemens Vision 2020

Vision 2020 Rationale for divesting B/S/H/

B/S/H/ is in #3 global market position Area and market leader in Europe of growth?

Strong positioned in growth markets.

Potential • Solid mid single digit operating profit margins profit pool?

Technological differentiation possible, in particular in “built-in”

Why business, and with “high efficiency devices”

Siemens?

Large mass market segment with little technology differentiation

No synergies to Siemens business in technology or

Synergetic go-to-market value?

Go-to-Market synergies with BOSCH Powertools

Paradigm • Increasing competitive pressure from consolidation in markets shift • Move from stationary retail channel to Internet sales channels

© Siemens AG 2014 All rights reserved.

Page 5 2014-09-22

Dresser-Rand has a well balanced & strong portfolio in Oil & Gas

SIEMENS

Energy Infrastructure Market – Oil & Gas

Upstream	Midstream	Downstream	Environmental
			
• Reinjection • Gas lift gathering • Export/sales gas • Power generation • Fuel gas • FPSO/LNG • Gas-to-Liquid	• Gas pipeline transmission • Gas storage/ withdrawal • Gas processing	• Hydrocracking • Fluid catalytic • Cracking • Power generation • Hydro treating/ process • Alkylation • Reforming • Hydrogen plants	• Biomass • Comb. Heat & Power (CHP) • Waste To Energy (WTE) • Flare Gas • Other distributed Power generation • CAES
Revenue 2013[1)]			
~29%	*~19%*	*~33%*	*~17%*

1) Revenue not summing up to 100% as omitting "others" (2% of revenue)

© Siemens AG 2014 All rights reserved.

Page 6 2014-09-22

Dresser-Rand & Siemens create a global player in the key growth segment of Oil & Gas

Comparison

Installed

Fleets ADGT & Comp.

Small & medium gas turbines 2,250 – 1,500 Aero derivative gas turbines – 2,500 – Steam turbines 15,000 – 62,000 Compressors > 10,000 1,600 32,500

Key Facts (FY 2013)

Revenue € 5.2bn1) Ł 871m $ 3.0bn Profit € 433m1) Ł 72m $ 321m2) Profit margin 8.4%1) 8.3% 10.6% Employees ~10,500 ~2,300 ~8,000

Large Installed fleets are key to successful acquisitions

Large installed fleets bring:

Consistent and growing stream of

1

profitable service revenue from day 1

2 Long-term customer relationships

3 Long-term backlog

4 Geographical footprint

50% of Dresser-Rand revenues from service

1) As reported FY2013 Siemens Division Oil & Gas 2) includes ~-$40m for asset impairments

© Siemens AG 2014 All rights reserved.

Page 7 2014-09-22

Dresser-Rand and Siemens have a complementary regional footprint

Global footprint of Dresser-Rand and Siemens

Stronghold

Stronghold

Cross-leverage footprint

Siemens Dresser-Rand

Energy O&G factory (plus service) Service shops Global operations Service centers Headquarters Regional centers

Production sites

Siemens stronghold in

Europe

Dresser-Rand stronghold in

North America

Service centers

Dresser-Rand with very strong US footprint and penetration of key Oil & Gas locations

Utilize “home market” advantage

© Siemens AG 2014 All rights reserved.

Page 8 2014-09-22

Synergy assessment leads to a minimum value of € 1.3bn[1)]

SIEMENS

Synergies and Integration concept

Cost synergies	**Streamlining of R&D** activities and **combined product portfolio**
	Purchasing volume & bundling effects, best practice sharing
	SG&A optimization
	Optimization of **global manufacturing & service footprint**

Profit impact
in €m


~70
~100
FY 2017
FY 2019

Sales synergies	Significant generation of **pull effect for industry products** long-term[3)]
	Efficient use of **field service** and **customer access**
	Gas turbine **pull through business**

Profit impact
in €m


~35
~50
FY 2017
FY 2019

Integration concept	Dresser-Rand will become "The Oil & Gas" company within Siemens
	Siemens compressor business will be integrated into this business unit
	Dresser-Rand's **brand name** will be preserved **Global headquarters in Houston**

Profit impact

~ € 180m[2)], mainly in the first two years

1) Without synergies of RR ADGT acquisition
2) Includes integration and transaction cost
3) Not included in synergies for FY 2017/2019

© Siemens AG 2014 All rights reserved.

Page 9 2014-09-22

Closing of transactions expected in summer 2015

Next steps

Dresser-Rand

Merger agreement has been signed on

22 Sep 2014

Dresser-Rand special shareholder meeting to be held beginning of 2015

Closing condition requiring shareholder approval will be met, if transaction is approved by a majority of Dresser-Rand shareholders

Closing is expected in summer 2015 subject to regulatory approvals

B/S/H/

Sale and Purchase agreement has been signed on 21 Sep 2014

Entry into long-term brand license agreement

Expected closing: H1 CY 2015 subject to regulatory approvals

© Siemens AG 2014 All rights reserved.

Page 10 2014-09-22

BACKUP

© Siemens AG 2014 All rights reserved.

Page 11 2014-09-22

Together, Dresser-Rand and Siemens offer a highly attractive portfolio for oil & gas customers

Product portfolio

Compressors

Steam turbines

Other products

Reciprocating Axial Centrifugal

Standardized single-stage Multi-stage drives Multi-stage power generation High-Speed Engines Small Gas turbines Axial Expanders Micro LNG

Portfolio overlap Power range with Siemens

Up to 33 MW No

40 to 510,000 m3/hr Yes

To a large degree 9,000 to 880,000 m3/hr Yes different applications,

0.1 to 4 MW Yes e.g. Dresser-Rand focus on oil & gas,

0.5 to 70 MW Yes

Siemens focus on industrial

0.5 to 100 MW Yes Up to 1.4 MW No

1.5 to 2.2 MW No Up to 130 MW No No

© Siemens AG 2014 All rights reserved.

Page 12 2014-09-22

Reconciliation and Definitions for Non-GAAP Measures

This document includes supplemental financial measures that are or may be non-GAAP financial measures.

Orders and order backlog; adjusted or organic growth rates of revenue and orders; book-to-bill ratio; Total Sectors profit; return on equity (after tax), or ROE (after tax); return on capital employed (adjusted), or ROCE (adjusted); Free cash flow, or FCF; adjusted EBITDA; adjusted EBIT; adjusted EBITDA margins, earnings effects from purchase price allocation, or PPA effects; net debt and adjusted industrial net debt are or may be such non-GAAP financial measures.

These supplemental financial measures should not be viewed in isolation or as alternatives to measures of Siemens’ net assets and financial positions or results of operations as presented in accordance with IFRS in its Consolidated Financial Statements. Other companies that report or describe similarly titled financial measures may calculate them differently.

Definitions of these supplemental financial measures, a discussion of the most directly comparable IFRS financial measures, information regarding the usefulness of Siemens’ supplemental financial measures, the limitations associated with these measures and reconciliations to the most comparable IFRS financial measures are available on Siemens’ Investor Relations website at www.siemens.com/nonGAAP. For additional information, see supplemental financial measures and the related discussion in Siemens’ most recent annual report on Form 20-F, which can be found on our Investor Relations website or via the EDGAR system on the website of the United States Securities and Exchange Commission.

© Siemens AG 2014 All rights reserved.

Page 13 2014-09-22

IMPORTANT INFORMATION ABOUT THE DRESSER-RAND TRANSACTION

Dresser-Rand will file with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K, which will contain, among other things, a copy of the merger agreement. In connection with the proposed merger, Dresser-Rand will prepare a proxy statement to be filed with the SEC that will provide additional important information concerning the proposed merger. When completed, a definitive proxy statement will be mailed to the stockholders of Dresser-Rand. Dresser-Rand and its respective directors, officers and employees and Siemens and its managing board, officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Dresser-Rand stockholders in connection with the proposed merger. Dresser-Rand stockholders may obtain more detailed information regarding such persons by reading the proxy statement and other relevant materials filed with the SEC and, with respect to Siemens, certain relevant materials prepared in accordance with the German Commercial Code. DRESSER-RAND STOCKHOLDERS ARE STRONGLY ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DRESSER-RAND’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Dresser-Rand’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Dresser-Rand’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other documents relating to the proposed merger (when available) at www.dresser-rand.com.